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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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INFOCUS CORPORATION
(Exact Name of Registrant as Specified In Its Charter)

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InFocus Corporation
27700B S.W. Parkway Avenue
Wilsonville, Oregon 97070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 18, 2001

To the Shareholders of InFocus Corporation:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of INFOCUS CORPORATION (the "Company"), an Oregon corporation, will be held at the Oregon Museum of Science and Industry, 1945 S.E. Water Avenue, Portland, Oregon 97214, on Wednesday, April 18, 2001, at 1:00 p.m., Pacific Daylight Savings Time. The purposes of the Annual Meeting will be:

  1.
  To elect the Board of Directors to serve until the next Annual Meeting of Shareholders (Proposal No. 1);

  2.
  To ratify the appointment of Arthur Andersen LLP as the Company's independent accountants for the year ending December 31, 2001 (Proposal No. 2); and

  3.
  To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on February 28, 2001, as the record date for determining shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only holders of record of Common Stock of the Company at the close of business on the record date will be entitled to notice of and to vote at the meeting and any adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

    All shareholders are cordially invited to attend the Annual Meeting. A review of the Company's operations for the year ended December 31, 2000 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

                      By Order of the Board of Directors,

                      John V. Harker
                       Co-Chairman of the Board

Wilsonville, Oregon
March 19, 2001

InFocus Corporation
27700B S.W. Parkway Avenue
Wilsonville, Oregon 97070

March 19, 2001

Dear Shareholders:

    Our Annual Meeting of Shareholders will be held on Wednesday, April 18, 2001, at 1:00 p.m., Pacific Daylight Savings Time, at the Oregon Museum of Science and Industry, 1945 S.E. Water Avenue, Portland, Oregon 97214. You are invited to attend this meeting to give us an opportunity to meet you personally, to allow us to introduce to you the key management of your Company and its directors, and to answer any questions you may have.

    The formal Notice of Meeting, the Proxy Statement, the proxy card and a copy of the Annual Report to Shareholders describing the Company's operations for the year ended December 31, 2000 are enclosed.

    I hope that you will be able to attend the meeting in person. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy.

    If you have shares in more than one name, or if your stock is registered in more than one way, you may receive multiple copies of the proxy materials. If so, please sign and return each proxy card you receive so that all of your shares may be voted. I look forward to meeting you at the Annual Meeting.

                      Very truly yours,

                      INFOCUS CORPORATION

                      John V. Harker
                       Co-Chairman of the Board and
                      Chief Executive Officer

InFocus Corporation
27700B S.W. Parkway Avenue
Wilsonville, Oregon 97070

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 18, 2001

Solicitation and Revocation of Proxies

    This Proxy Statement and the accompanying Annual Report to Shareholders, the Notice of Annual Meeting and the proxy card are being furnished to the shareholders of InFocus Corporation, an Oregon corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Company's 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Oregon Museum of Science and Industry, 1945 S.E. Water Avenue, Portland, Oregon 97214 on Wednesday, April 18, 2001, at 1:00 p.m. Pacific Daylight Savings Time and any adjournment thereof. The solicitation of proxies by mail may be followed by personal solicitation of certain shareholders, by officers or regular employees of the Company. All expenses of the Company associated with this solicitation will be borne by the Company.

    The two persons named as proxies on the enclosed proxy card, John V. Harker and E. Scott Hildebrandt, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the shareholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR Proposal No. 1 to elect the nominees for directors proposed by the Board of Directors and FOR Proposal No. 2 to ratify the appointment of Arthur Andersen LLP as independent accountants for the Company.

    A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

    These proxy materials and the Company's 2000 Annual Report to Shareholders are being mailed on or about March 19, 2001 to shareholders of record on February 28, 2001 of the Company's Common Stock. The principal executive office and mailing address of the Company is 27700B S.W. Parkway Avenue, Wilsonville, Oregon 97070.

Voting at The Meeting

    The shares of Common Stock constitute the only class of securities entitled to notice of and to vote at the meeting. In accordance with the Company's Bylaws, the stock transfer records were compiled on February 28, 2001, the record date set by the Board of Directors, for determining the shareholders entitled to notice of, and to vote at, this meeting and any adjournment thereof. On that date, there were 38,807,799 shares of Common Stock outstanding and entitled to vote.

    Each share of Common Stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. If a quorum is present at the Annual Meeting: (i) the seven nominees for election as directors who receive the greatest number of votes cast for the election of directors by the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote shall be elected directors and (ii) Proposal No. 2 to ratify the appointment of Arthur Andersen LLP as independent accountants for the Company will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it.

    With respect to the election of directors, directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome. Therefore, abstention from voting or nonvoting by brokers will have no effect thereon. With respect to voting on Proposal No. 2, abstention from voting or nonvoting by brokers will have no effect thereon.

ELECTION OF DIRECTORS
(PROPOSAL NO. 1)

    In accordance with the Company's Bylaws, the Board of Directors shall consist of no less than three and no more than seven directors, the specific number to be determined by resolution adopted by the Board of Directors. The Board of Directors has set the number of Directors at seven, and seven Directors are to be elected at the 2001 Annual Meeting of Shareholders.

Nominees for Director

    The names and certain information concerning the persons to be nominated by the Board of Directors at the Annual Meeting are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW. Shares represented by proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular director or directors has been withheld in the proxy. All nominees have consented to serve as directors for the ensuing year. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. In the event of the death or unavailability of any nominee or nominees, the proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than seven (7) nominees. The Board of Directors has nominated the persons named in the following table to be elected as directors:

Name	Age	Has Been a Director Since
Peter D. Behrendt	62	1995
Ole J. Fredriksen	51	2000
Einar J. Greve	41	2000
Michael R. Hallman	55	1992
John V. Harker	66	1992
Svein S. Jacobsen	49	2000
Nobuo Mii	69	1997

    Peter D. Behrendt is a director of the Company. He is the former Chairman and Chief Executive Officer of Exabyte Corp., a publicly traded company that is the world's largest independent manufacturer focused exclusively on tape storage products, tape libraries and recording media. Prior to working at Exabyte Corp., Mr. Behrendt spent 26 years in numerous executive positions at International Business Machines, Inc. ("IBM"), including worldwide responsibility for business and product planning for IBM's tape and disk drives and general management of IBM's worldwide electronic typewriter business. Mr. Behrendt holds a B.S. degree in Engineering from UCLA. Mr. Behrendt is a member of the Board of Directors of Western Digital Corp. and Exabyte Corp.

    Ole J. Fredriksen was named Co-Chairman of the Company and President of European and Asia/Pacific Business Units upon the completion of the Company's business combination with Proxima ASA in June 2000. Mr. Fredriksen was one of the co-founders of Proxima ASA in 1984 and was a Director, President and Chief Executive Officer of Proxima at the time of the business combination with InFocus.

Before joining Proxima, he held various management positions at NIT (an IBM company) from 1976-1984. Mr. Fredriksen holds a B.S. degree in Economics from the Bergen University of Norway.

    Einar J. Greve was named a director of the Company upon the completion of the Company's business combination with Proxima ASA in June 2000. Mr. Greve is a lawyer and is currently a Partner in the law firm Wikborg, Rein & Co. Mr. Greve has been with Wikborg, Rein & Co. since 1992. Mr. Greve serves on several boards both as chairman and member including ANN Systems ASA, Thrane Gruppen ASA, Egroup ASA, Datum AS and other companies.

    Michael R. Hallman is a director of the Company and is currently serving as President of The Hallman Group, a management consulting company focusing on marketing, sales, business development and strategic planning for the information systems industry. Mr. Hallman served as President and Chief Operating Officer of Microsoft Corporation from February 1990 until March 1992. From 1987 to 1990, he was Vice President of the Boeing Company and President of Boeing Computer Services. From 1967 to 1987, Mr. Hallman worked for IBM in various sales and marketing executive positions, with his final position being Vice President of Field Operations. Mr. Hallman holds a B.B.A. and an M.B.A. from the University of Michigan. Mr. Hallman is a member of the Board of Directors of Intuit, Inc., Network Appliance, Inc. and Watch Guard Technologies.

    John V. Harker is Co-Chairman of the Company, and has served as President and Chief Executive Officer of the Company since April 1992. Mr. Harker was elected as Chairman of the Board in October 1994 and in 2000, upon the completion of the Company's business combination with Proxima ASA, was named Co-Chairman of the Board. Mr. Harker served as Executive Vice President and a member of the Board of Directors of Genicom Corporation, a manufacturer of printers, from 1984 to January 1992. Mr. Harker served as Senior Vice President of Marketing and Corporate Development of Data Products, Inc. from 1982 to 1984, as Vice President and partner of Booz, Allen & Hamilton, Inc. from 1979 to 1982, and in various managerial and executive positions at IBM Corporation from 1963 to 1979. He holds a B.S. degree in Marketing from the University of Colorado.

    Svein S. Jacobsen was named a director of the Company upon the completion of the Company's business combination with Proxima ASA in June 2000. Mr. Jacobsen is the former Chairman of the Board of Proxima ASA. He has an M.B.A. from the Norwegian School of Business and is also a Norwegian State Authorized Public Accountant. After having worked in an Oslo based audit firm for seven years, including three years as partner, he became Vice President Finance/CFO in Tomra Systems ASA in 1984 and President and CEO in 1988. Today, Mr. Jacobsen is a private investor and serves on several boards both as chairman and member, including Tomra Systems ASA, Glamox ASA and Stento ASA.

    Nobuo Mii is a director of the Company. Mr. Mii is the Managing Partner of IGNITE Group, a venture capital firm specializing in technology investments. Previously, Mr. Mii served as a Partner with Accel Partners. From December 1995 until 1998, Mr. Mii was also the CEO and Chairman of SegaSoft Networks, Inc. Mr. Mii spent 26 years at IBM, with his final position as Corporate Vice President, General Manager of the Power Personal Systems Division. Mr. Mii holds a B.S. degree in Communication Engineering from Kyushu University in Fukuoka, Japan.

Meetings and Committees of The Board of Directors

    The Board of Directors held ten meetings and took action pursuant to four unanimous written consents during the year ended December 31, 2000.

    The Compensation Committee and the Administrative Committee of both the 1988 Combination Stock Option Plan and the 1998 Stock Incentive Plan (the "Administrative Committee") are composed of Messrs. Hallman, Behrendt (Committee Chair for both committees) and Mii. The Compensation Committee approves all of the policies under which compensation is paid or awarded to the Company's executive officers. The Compensation Committee is responsible for establishing compensation of executive officers who also serve on the Board of Directors. The entire Board of Directors is responsible for reviewing and providing feedback on non-director executive officer compensation with goals and dollar amounts established by the Chief Executive Officer in accordance with policies approved by the Board. During 2000, the Administrative Committee was responsible for approving grants under the Company's stock plans. The Compensation Committee held two meetings during 2000 and the Administrative Committee held five meetings during 2000.

    The Audit Committee is composed of Messrs. Hallman (Committee Chair), Behrendt and Mii. Messrs. Hallman, Behrendt and Mii are outside directors who are not, and have not been at any time in the past, officers of the Company. The Audit Committee reviews, with the Company's independent public accountants and representatives of management, the scope and results of audits, the appropriateness of accounting principles used in financial reporting, and the adequacy of financial and operating controls. The Audit Committee held three regular meetings in 2000. In addition to the regular meetings, the Committee Chair also reviewed the quarterly financial statements and press release with Company management and the independent auditors prior to release.

    The Board of Directors does not have a Nominating Committee.

Director Compensation

    During 2000, non-employee directors of the Company received an $18,000 annual retainer and $2,500 for each board meeting attended. The Company also paid for financial planning services for Messrs. Behrendt, Hallman and Mii in the amounts of $8,080, $8,080 and $4,040, respectively. The non-employee directors were also reimbursed for their expenses in attending meetings of the Company's Board of Directors. In addition, the Directors' Plan, as amended, provides that each "Eligible Director" shall be granted an option to purchase 20,000 shares of the Company's Common Stock upon becoming an Eligible Director and, so long as he remains an Eligible Director, he will be granted an option to purchase 10,000 shares of the Company's Common Stock on each date that he is re-elected to the Board at the Annual Shareholders' Meeting. Eligible Directors also received restricted stock grants based on a ratio of one share for every two shares of the Company's Common Stock purchased during 2000. The Company pays no additional remuneration to employees of the Company who serve as directors.

    The following table summarizes option and restricted stock awards during 2000 for the Eligible Directors of the Company:

Name	# of Shares Covered By Options	Price of Options Granted	# of Restricted Shares Granted	Value of Restricted Shares Granted(a)
Peter Behrendt(b)	10,000	$28.63	10,000	$273,130
Einar J. Greve	20,000	29.88	—	—
Michael Hallman	10,000	28.63	5,000	124,690
Svein S. Jacobsen	20,000	29.88	5,000	176,250
Nobuo Mii	10,000	28.63	5,000	186,250

(a)
Calculated based on the number of shares issued multiplied by the closing value of the Company's Common Stock on the day of issue.

(b)
Mr. Behrendt made a qualifying purchase in December 1999, for which the associated grant of 5,000 restricted shares was made in January 2000. Mr. Behrendt also made a qualifying purchase in January 2000, for which the associated grant of 5,000 restricted shares was also made in January 2000.

Audit Committee Report

    The Audit Committee of the Board of Directors reports to the Board and is comprised of three directors, all of whom meet independence requirements under current National Association of Securities Dealers corporate governance standards. The Audit Committee's activities are governed by a written charter, which was adopted by the Board in January 2000. A copy of the Audit Committee charter is attached to this Proxy Statement as Appendix A.

    Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

    In discharging its responsibilities, the Audit Committee and its individual members have met with management and InFocus' independent auditors, Arthur Andersen LLP, to review the Company's accounting functions, the audited financial statements for the year ended December 31, 2000, and the audit process. The Audit Committee discussed and reviewed with its independent auditors all matters that the independent auditors were required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Audit Committee members also discussed and reviewed the results of the independent auditors' examination of the financial statements, the quality and adequacy of the Company's internal controls, and issues relating to auditor independence. The Audit Committee has obtained a formal written statement relating to independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee," and discussed with the auditors any relationships that may impact their objectivity and independence.

    Based on its review and discussions with management and InFocus' independent auditors, the Audit Committee recommended to the Board that the audited Financial Statements be included in InFocus' Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the United States Securities and Exchange Commission.

    Submitted by the Audit Committee of the Board of Directors:

Mr. Hallman Mr. Behrendt Mr. Mii

SELECTION OF INDEPENDENT ACCOUNTANTS
(PROPOSAL NO. 2)

    The Board of Directors has appointed Arthur Andersen LLP, independent accountants, as auditors of the Company for the year ending December 31, 2001, subject to ratification by the shareholders. In the absence of contrary specifications, the shares represented by the proxies will be voted FOR the appointment of Arthur Andersen LLP as the Company's independent accountants for the year ending December 31, 2001.

    A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement on behalf of his firm if such representative so desires, and will be available to respond to appropriate shareholder questions. Arthur Andersen LLP was the Company's independent accountant for the year ended December 31, 2000.

Fees Paid to Auditors Related to Fiscal 2000

Audit Fees	$317,000
Financial Information Systems Design and Implementation Fees	—
All Other(a)	1,082,000

Total	$1,399,000

(a)
All other consists principally of audit and tax assistance related to the Company's pooling of interests merger with Proxima ASA, as well as miscellaneous tax compliance matters. These types of services represent services customarily provided by a Company's auditors.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2001.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of February 28, 2001, certain information furnished to the Company with respect to ownership of the Company's Common Stock of (i) each Director, (ii) the "named executive officers" (as defined under "Executive Compensation"), (iii) all persons known by the Company to be beneficial owners of more than 5 percent of its Common Stock, and (iv) all current executive officers and Directors as a group.

	Common Stock(a)
Shareholder	Number of Shares(b)	Percent of Shares Outstanding
John V. Harker	540,213	1.4%
Ole J. Fredriksen(c)	350,894	*
Michael R. Hallman	154,793	*
Peter D. Behrendt	119,167	*
Gary R. Pehrson	75,079	*
Nobuo Mii	65,492	*
William D. Yavorsky(d)	56,431	*
Svein S. Jacobsen	52,113	*
Susan L. Thompson	47,680	*
Einar J. Greve(e)	25,423	*
E. Scott Hildebrandt	19,203	*
All executive officers and directors as a group (12 persons)(f)	1,506,488	3.8%

*
Less than one percent
(a)
Applicable percentage of ownership is based on 38,807,799 shares of Common Stock outstanding as of February 28, 2001 together with applicable options for such shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after February 28, 2001 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.
(b)
Includes shares of common stock subject to options exercisable within 60 days after February 28, 2001 as follows:

Name	Number of Options
John V. Harker	424,728
Ole J. Fredriksen	—
Michael R. Hallman	94,793
Peter D. Behrendt	73,410
Gary R. Pehrson	52,160
Nobuo Mii	28,822
William D. Yavorsky	19,240
Svein S. Jacobsen	20,000
Susan L. Thompson	28,180
Einar J. Greve	20,000
E. Scott Hildebrandt	3,750
All current executive officers and Directors as a group	765,083
(c)
Includes 25,000 shares held by Mr. Fredriksen's wife.
(d)
Includes 700 shares held by Mr. Yavorsky's wife in her 401(k) Plan.
(e)
Includes 5,423 shares held by Sorrento AS, a company that is 100% owned by Mr. Greve's wife.
(f)
Includes 25,000 shares held by Mr. Fredriksen's wife, 700 shares held by Mr. Yavorsky's wife in her 401(k) Plan and 5,423 shares held by Sorrento AS, a company that is 100% owned by Mr. Greve's wife.

EXECUTIVE OFFICERS

    The following table identifies the executive officers of the Company as of March 19, 2001, the positions they hold and the year in which they began serving in their respective capacities. Officers of the Company are elected by the Board of Directors to hold office until their successors are elected and qualified.

Name	Age	Current Position(s) With Company	Officer Since
John V. Harker	66	Co-Chairman of the Board, President and Chief Executive Officer	1992
Ole J. Fredriksen	51	Co-Chairman of the Board, President, European and Asian/Pacific Business Units	2000
Werner Heid	42	Executive Vice President Worldwide Marketing, Product Strategy and Americas	2000
E. Scott Hildebrandt	45	Senior Vice President, Finance, Chief Financial Officer and Secretary	1999
Gary R. Pehrson	55	Senior Vice President, Operations	1998
Susan L. Thompson	43	Senior Vice President, Corporate Resources	1994
William D. Yavorsky	44	Senior Vice President and General Manager of the Americas Business Unit	1997

    For information on the business background of Messrs. Harker and Fredriksen see "Nominees For Director" above.

    Werner Heid joined the Company in June 2000, upon the completion of the Company's business combination with Proxima ASA, as Executive Vice President Worldwide Marketing, Product Strategy and Americas. Prior to joining the Company, Mr. Heid had been President of Proxima U.S.A. since 1998. Prior to 1998, Mr. Heid held a variety of management positions for over 12 years at Hewlett Packard Corp. ("HP"), including European marketing manager for HP Europe's Business Unit LaserJet Solutions Combined Company & InkJet Supplies. Mr. Heid holds a degree from Humboldt, Konstanz, Germany and a master of electrical engineering degree from the University of Karlsruhe, Germany. Mr. Heid is on the Board of Directors of Iomega Corp.

    E. Scott Hildebrandt joined the Company in July 1999 as Vice President, Finance, Chief Financial Officer and Secretary. In June 2000, Mr. Hildebrandt was promoted to Senior Vice President. From 1984 until joining the Company, Mr. Hildebrandt held various positions at Tektronix, Inc., with his latest position being Vice President and Treasurer. Prior to joining Tektronix, Inc., Mr. Hildebrandt was an Audit Manager at Deloitte and Touche LLP. Mr. Hildebrandt is a certified public accountant and holds a B.S. degree in Business Administration with an emphasis in Accounting and Computer Science from Oregon State University.

    Gary R. Pehrson joined the Company in January 1998 as Senior Vice President, Operations. Prior to joining InFocus, Mr. Pehrson was with St. Jude Corporation, a medical device company for 3 years where he was Executive Vice President and General Manager and was with Verbatim Corporation for over 5 years as Senior Vice President. Prior to that, Mr. Pehrson worked for Control Data Corporation for over 18 years in various Senior Management roles. Mr. Pehrson holds a B.S. degree in Business from the University of Nebraska.

    Susan L. Thompson joined the Company in May 1990 as Manager, Human Resources and in January 1994, was promoted to Vice President, Human Resources. In July 1998, Ms. Thompson's title was changed to Vice President, Corporate Resources and in June 2000, Ms. Thompson was promoted to Senior Vice President, Corporate Resources. From May 1989 to May 1990, Ms. Thompson was a training consultant with Richard Chang Associates, a large human resources consulting firm. From

October 1987 to May 1989 Ms. Thompson held senior management positions in human resources at Emerald Systems, a computer peripherals manufacturer. Prior to this time, she held various positions within human resources at Archive Corporation and Fluor Engineers and Constructors. Ms. Thompson studied human resource management at the University of California at Irvine.

    William D. Yavorsky was promoted to Vice President, Worldwide Sales in April 1997 and in June 2000 was promoted to Senior Vice President and General Manager of the Americas Business Unit. Mr. Yavorsky joined the Company in August 1993 as Manager, Strategic Relationships. In January 1995, Mr. Yavorsky was promoted to Director, Strategic Relationships, International Sales and in July 1996 he was promoted to Director, Worldwide Sales. In October 1996, Mr. Yavorsky was promoted to Vice President, Sales. From February 1992 until joining the Company, Mr. Yavorsky was a Channel Sales Manager for Tektronix Corporation. Mr. Yavorsky holds a B.S. degree in Business Administration from Bowling Green State University.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

    The following table provides certain summary information concerning compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company determined as of the end of the last fiscal year (herein referred to as the "named executive officers") for the fiscal years ended December 31, 2000, 1999 and 1998.

Summary Compensation Table

Long Term Compensation Awards
Annual Compensation
Restricted Stock Awards ($)(d)
Name and Principal Position	Year	Salary ($)(a)	Bonus ($)(a)	Other Annual Compensation ($)(b)		Securities Underlying Options(#)	All Other Compensation ($)(c)
John V. Harker Co-Chairman of the Board, President and Chief Executive Officer	2000 1999 1998	$451,863 418,470 381,933	$567,779 1,064,058 7,625	$1,750 — 1,050	$210,000 97,815 144,706	90,000 — 237,690	$26,676 9,954 4,574
Susan L. Thompson Senior Vice President, Corporate Resources	2000 1999 1998	232,080 209,231 197,692	237,587 150,808 5,795	— — —	44,063 41,126 27,930	— 80,000 49,720	11,736 4,024 349
Gary R. Pehrson(e) Senior Vice President, Operations	2000 1999 1998	264,965 251,077 242,308	170,958 205,069 206,324	— 425 119,519	96,938 71,971 7,141	20,000 — 100,000	26,653 11,496 1,156
E. Scott Hildebrandt(f) Senior Vice President, Finance, Chief Financial Officer and Secretary	2000 1999 1998	242,118 121,192 —	191,542 134,358 —	— — —	163,948 10,282 —	15,000 100,000 —	10,381 1,573 —
William D. Yavorsky Senior Vice President and General Manager, Americas Business Unit	2000 1999 1998	229,000 209,231 197,692	138,818 188,729 5,795	— — —	142,657 102,815 24,820	15,000 — 82,560	9,690 2,167 446

(a)
Amounts shown include cash compensation earned in each respective year. Unless otherwise indicated, amounts under the Bonus column include an annual bonus in 2000 and 1999 and 401(k) matching payments and quarterly profit sharing in all years.

(b)
Unless otherwise indicated, Other Annual Compensation represents the cost of income tax advice provided by a third party.

(c)
Unless otherwise indicated, amounts included in this column represent life insurance premiums paid by the Company for the benefit of the named executive in 1999 and 1998. In 2000, the amount includes the following:

Name	Financial Planning	Insurance Premiums
John V. Harker	$16,144	$10,532
Susan L. Thompson	7,135	4,601
Gary R. Pehrson	14,142	12,511
E. Scott Hildebrandt	7,135	3,246
William D. Yavorsky	7,135	2,555
(d)
Restricted stock held by each of the named executive officers and the value thereof, calculated by multiplying the number of shares by the closing price of the Company's stock on December 31, 2000, $14.75, is as follows:

Name	Restricted Shares Held	Value
John V. Harker	15,000	$221,250
Susan L. Thompson	3,250	47,938
Gary R. Pehrson	7,500	110,625
E. Scott Hildebrandt	5,151	75,977
William D. Yavorsky	10,047	148,193
(e)
The 1998 Bonus amount for Mr. Pehrson includes a $200,075 signing bonus and Other Annual Compensation in 1998 is related to relocation assistance. All Other Compensation in 1999 includes $9,954 of imputed interest on an interest free note payable by Mr. Pehrson to the Company related to his relocation.

(f)
The 1999 salary amount for Mr. Hildebrandt includes salary earned from the time he joined the Company in July 1999 through December 1999.

Stock Options

    The following table contains information concerning the grant of stock options under the Company's 1998 Stock Incentive Plan (the "Plan") to the named executive officers in 2000.

Option Grants in Last Fiscal Year

	Individual Grants(a)
		% of Total Options Granted to Employees in Fiscal Year			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(b)
	Number of Securities Underlying Options Granted
			Exercise Price ($/sh.)	Expiration Date
Name					5% ($)	10% ($)
John V. Harker	90,000	8.25%	$27.31	01/21/10	$1,545,930	$3,917,690
Susan L. Thompson	—	—	—	—	—	—
Gary R. Pehrson	20,000	1.83%	$27.31	01/21/10	$343,540	$1,616,092
E. Scott Hildebrandt	15,000	1.37%	$27.31	01/21/10	$257,655	$652,948
William D. Yavorsky	15,000	1.37%	$27.31	01/21/10	$257,655	$652,948

(a)
Options granted in 2000 vest as to 25 percent of the options granted on each of the first through fourth anniversaries of the grant date, with full vesting occurring on the fourth anniversary date. Under the terms of the Plan, the Administrative Committee of the Board of Directors retains discretion, subject to Plan limits, to modify the terms of outstanding options.

(b)
These calculations are based on certain assumed annual rates of appreciation as required by rules adopted by the Securities and Exchange Commission requiring additional disclosure regarding executive compensation. Under these rules, an assumption is made that the shares underlying the stock options shown in this table could appreciate at rates of 5% and 10% per annum on a compounded basis over the ten-year term of the stock options. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Common Stock and overall stock market conditions. There can be no assurance that amounts reflected in this table will be achieved.

(c)
Options held by all executive officers of the Company become immediately exercisable, without regard to any contingent vesting provision to which such option may otherwise be subject, in the event of the occurrence of a Change in Control.

Option Exercises and Holdings

    The following table provides information concerning the exercise of options during 2000 and unexercised options held as of the end of the fiscal year, with respect to the named executive officers.

Aggregated Option Exercises in Last Fiscal
Year and FY-End Option Values

		Securities Underlying
	Number of Shares Acquired On Exercise
Name		Value Realized(a)	Number of Securities Underlying Unexercised Options at FY-End Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at FY-End Exercisable/Unexercisable(b)
John V. Harker	74,532	$2,599,760	349,312/208,846	$1,117,695/$417,480
Susan L. Thompson	133,130	$4,312,424	20,000/ 84,860	—/$156,555
Gary R. Pehrson	105,990	$3,334,957	47,020/120,000	$209/$521,850
E. Scott Hildebrandt	25,000	$835,465	—/ 90,000	—/$300,000
William D. Yavorsky	87,382	$2,809,681	—/ 56,280	—/$156,555

(a)
Market value of the underlying securities at exercise date, minus exercise price of the options.

(b)
Market value of the underlying securities at December 31, 2000, $14.75 per share, minus exercise price of the unexercised options.

Long-term Incentive Plan Awards

    The following table provides information concerning the grant of restricted stock pursuant to the 1998 Stock Incentive Plan during 2000 with respect to the named executive officers. Restricted stock grants are one vehicle to aid officers and directors in achieving certain ownership guidelines.

Name	Number of Shares(#)(a)	Period Until Maturation(b)
John V. Harker	5,000	3 years
Susan L. Thompson	1,250	3 years
Gary R. Pehrson	2,750	3 years
E. Scott Hildebrandt	4,651	3 years
William D. Yavorsky	4,047	3 years

(a)
Shares were issued based on a ratio of one share for every two shares purchased during 2000 up to a maximum of 5,000 shares per person for qualifying purchases made during any one calendar year.

(b)
Each share of restricted stock vests at the end of a three-year period of continuous service as an elected or appointed officer or director of the Company, beginning with the date of the qualifying purchase. However, if the shares held or purchased that resulted in the restricted shares being issued are sold prior to the end of the three-year vesting period, a proportionate number of restricted shares as the shares sold will vest at the end of a nine-year period of continuous service as an elected or appointed officer or director of the Company. Any unvested restricted stock will become fully vested immediately prior to a consummation of a reorganization resulting in a Change in Control.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

    We have the following plans that pay benefits to employees of InFocus and its subsidiaries.

    The Executive Severance Pay Plan (the "Executive Plan") provides for the payment of severance benefits to persons currently serving as executives of InFocus. Under the Executive Plan, covered executives are entitled to receive severance benefits in the event we terminate their employment without cause. In addition, a covered executive is entitled to severance benefits in the event the executive terminates his/her employment for "good reason." In general, an executive has "good reason" to terminate employment if, within 18 months after a "change-in-control," one of the following occurs: substantial alteration of the executive's duties or responsibilities; material reduction of the executive's pay or benefits; relocation of the executive's place of employment by more than 35 miles; or failure to pay the executive's compensation within 10 days of the date it is due.

    As an incentive to continue their employment with InFocus after completion of the Proxima share exchange in June 2000, eligible executives of InFocus are provided Retention Benefits. Eligible executives who remain employed with InFocus for a minimum of 6 months after completion of the share exchange will receive severance payments if, within 18 months after completion of the share exchange, they resign with "good reason." "Good reason" is defined as the substantial alteration of the executive's duties or responsibilities; material reduction of the executive's pay or benefits; relocation of the executive's place of employment of more than 35 miles; or failure to pay the executive's compensation within 10 days of the date it is due.

    For executives holding Vice President or Senior Vice President titles, the amount of severance or retention benefits payable under the Executive Plan is 12 months of salary continuation. For executives holding Chief Executive Officer and/or President titles, the period of salary continuation is 24 months. In addition to salary continuation, the executives receive a lump sum payment covering the cost of continuing the executive's health insurance during the period of salary continuation, as well as outplacement services for the salary continuation period. The amount of severance pay is subject to reduction in the event any portion of the payment would be subject to the excise tax imposed under the so-called "Golden Parachute" provisions of the Internal Revenue Code.

    In order to receive severance or retention benefits, covered executives must sign a release of any claims against InFocus. In addition, severance payments may be immediately terminated in the event the executive discloses any of our confidential information or violates the noncompetition provisions.

    In April 1997, the Board of Directors approved amendments to the stock option agreements of all executive officers of the Company to provide that all options held by executive officers of the Company shall become immediately exercisable, without regard to any contingent vesting provision to which such option may otherwise be subject, in the event of the occurrence of a change-in-control. In addition, any unvested restricted stock will become fully vested immediately prior to a consummation of a reorganization resulting in a change-in-control.

    For officers who were with Proxima prior to the share exchange, upon termination without cause or resignation for good reason, all options held by such officer prior to the share exchange shall become immediately exercisable, without regard to any contingent vesting provision to which such option may otherwise be subject.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors was composed of Messrs. Behrendt (Committee Chair), Hallman and Mii during 2000. All members of the Compensation Committee are non-employee, outside directors. Although Mr. Harker, the Company's Chief Executive Officer, served on the Company's Board of Directors in 2000 and participated in compensation discussions, he did not participate in any deliberations or decisions regarding his own compensation.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors is composed of Messrs. Behrendt (Committee Chair), Hallman and Mii. All members of the Compensation Committee are non-employee, outside directors. The Compensation Committee is responsible for establishing compensation of officers who also serve on the Board of Directors. The entire Board is responsible for reviewing and providing feedback on non-director executive officer compensation with goals and dollar amounts established by the Chief Executive Officer in accordance with policies approved by the Board. Awards to executive officers under the Company's stock option plans are made solely by the Administrative Committee, which is composed of the same non-employee, outside Directors as the Compensation Committee.

Compensation Philosophy and Policies

    The Company's philosophy is to structure executive officer compensation so that it will attract, motivate and retain senior management by providing an opportunity for competitive compensation based on performance. Executive officer compensation includes competitive base salaries, annual bonus plans based on Company financial and personal performance goals, and long-term stock-based incentive opportunities in the form of options exercisable to purchase the Company's Common Stock and matching grants of restricted stock when an officer purchases and holds Common Stock of the Company. It is also the policy of both the Compensation Committee and the Administrative Committee that, to the extent possible, compensation will be structured so that it meets the "performance-based" criteria as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended and therefore is not subject to federal income tax deduction limitations. Both the Compensation Committee and the Administrative Committee have the right to waive pre-established performance criteria in granting awards.

Base Salaries

    In setting base salaries that were competitive with other high technology companies, the Company participated in and reviewed an executive salary survey conducted by Radford Associates. When selecting comparables, the Company attempted to select companies that were similar in many respects, including industry, annual revenue and profitability. Executives' salaries paid in 2000 were targeted within the 50th to 75th percentile compared to the range of salaries paid by companies in the salary surveys mentioned above. Many of the companies included in the above mentioned surveys are also included in the indices used in the Performance Graph.

Annual Bonus Awards for 2000

    The 2000 Officer Bonus Plan (the "Plan") provided for annual bonuses in two components. First, the Plan provided for quarterly profit sharing bonuses equal to a percentage of each officer's quarterly salary. This percentage was determined by dividing the quarterly non-officer profit sharing bonus pool (5 percent of pre-tax income) paid quarterly to non-officer employees by total non-officer compensation for the quarter. The percentages paid were approximately 17.0%, 11.1%, 15.0% and 8.2% for the first through fourth quarters of 2000, respectively. The fourth quarter profit sharing was paid in the first quarter of 2001.

    Second, the Plan provided for the payment of executive officer bonuses (other than the Chief Executive Officer) based 100 percent on the Company meeting its 2000 profit before income tax objectives. The targeted bonus was 35 percent of annual salary for senior vice presidents and 30 percent of annual salary for all other vice presidents. A 1.5% accelerator is applied to the bonus amount for achieving greater than 110% of the targeted profit before income tax with special Board approval required on payouts for achieving 500% or more of the targeted amount. The profit before income tax target amount had to be met at the 75 percent level or greater for an officer to receive any bonus under this portion of the Plan. In addition, the Vice President of Worldwide Sales was entitled to $1,000 for each $1.0 million of revenue generated over a specified target. Bonuses under this portion of the Plan totaled between 45 percent and 90 percent of officers' salaries for 2000 based on meeting the targeted profit before income tax objective at the 127% level. In addition, Mr. Harker, Mr. Hildebrandt and Ms. Thompson were awarded additional, discretionary bonuses for their work on the business combination with Proxima ASA, which totaled between 16 percent and 39 percent of their annual salary.

Stock Option Awards for 2000

    The Company's 1998 Stock Incentive Plan provides for the issuance of incentive and non-qualified stock options to officers and employees of the Company to purchase shares of the Company's Common Stock at an exercise price equal to the fair market value on the date of grant. See "Option Grants in Last Fiscal Year" table for a summary of options granted to the named executive officers during 2000.

Restricted Stock Awards

    The Company's 1998 Stock Incentive Plan provides for the granting of restricted stock to officers, employees and consultants, including non-employee board members, of the Company. During 2000, the officers of the Company received restricted stock based on a ratio of one share for every two shares purchased between January 1, 2000 and December 31, 2000, up to a maximum of 5,000 shares per person for qualifying purchases made during any one calendar year. See "Long-Term Incentive Plans—Awards in Last Fiscal Year" table for a summary of restricted stock granted to the named executive officers during 2000.

Chief Executive Officer Compensation

    Mr. Harker's 2000 base salary of $460,000 was determined in the same manner as the other executives as described in "Base Salaries" above. The profit sharing component of Mr. Harker's annual bonus was determined in the same manner as discussed above under "Annual Bonus Awards for 2000" and totaled $56,961. The second component of Mr. Harker's bonus was based on the Company meeting its profit before income tax objectives. Mr. Harker's targeted bonus under this component of the annual bonus plan was 60 percent of his 2000 annual salary, based on the Company meeting its profit before income tax objectives at the 100 percent level. A 1.5% accelerator is applied to the bonus amount for achieving greater than 110% of the targeted profit before income tax with special Board approval required on payouts for achieving 500% or more of the targeted amount. The profit before income tax target amount had to be met at the 75 percent level or greater for Mr. Harker to receive any bonus under this portion of the Plan. Mr. Harker's bonus under this portion of the Plan totaled $408,000, or 90 percent of his annual salary for 2000 based on meeting the profit before income tax objective at the 127% level. In addition, Mr. Harker was awarded an additional bonus for his work on the business combination with Proxima ASA, which totaled $92,000, or 20 percent of his annual salary. The Compensation Committee's objective in setting Mr. Harker's 2000 compensation was to be competitive with other companies in the Company's industry and to allow for potential compensation based on long-term performance criteria as defined in "Annual Bonus Awards for 2000", "Stock Option Awards for 2000" and "Long-Term Incentive Plans— Awards in Last Fiscal Year" above.

Submitted by the Compensation Committee of the Board of Directors:

Peter D. Behrendt (Committee Chair) Michael R. Hallman Nobuo Mii

STOCK PERFORMANCE GRAPH

    The SEC requires that registrants include in their proxy statement a line-graph presentation comparing cumulative five-year shareholder returns on an indexed basis, assuming a $100 initial investment and reinvestment of dividends, of (a) the registrant, (b) a broad-based equity market index and (c) an industry-specific index. The broad-based market index used is the Nasdaq Stock Market Total Return Index—U.S. and the industry-specific index used is the JP Morgan H&Q Hardware Index.

		Indexed Returns Year Ending
	Base Period 12/31/95
Company/Index		12/31/96	12/31/97	12/31/98	12/31/99	12/31/00
InFocus Corporation	$100.00	$59.86	$84.08	$49.13	$128.37	$81.66
Nasdaq U.S. Index	100.00	123.04	150.69	212.51	394.92	237.62
JP Morgan H&Q Hardware Index	100.00	132.58	180.49	346.78	634.95	483.40

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the 1934 Act requires the Company's directors and executive officers and persons who own more than ten percent of the outstanding shares of the Company's Common Stock ("ten percent shareholders"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or otherwise in its files and on written representations from its directors, executive officers and ten percent shareholders that no other reports were required, during the fiscal year ended December 31, 2000, the Company's officers, directors and ten percent shareholders complied with all applicable Section 16(a) filing requirements, except due to that David T. Kenney, an officer of the Company, made a late filing of one Form 5, Annual Statement of Changes in Beneficial Ownership, relating to an option granted in 1999.

SHAREHOLDER PROPOSALS

    Proposals by shareholders intended to be included in the Company's Proxy Statement for its 2002 Annual Meeting must be received by the Company at its principal executive office no later than November 19, 2001. According to the Company's bylaws, proposals by shareholders intended to be presented at the Company's 2002 Annual Meeting must be received by the Company at its principal executive office no later than sixty calendar days (February 17, 2002) and no earlier than 90 calendar days (January 18, 2002) prior to the first anniversary of the preceding year's annual meeting.

TRANSACTION OF OTHER BUSINESS

    As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters that may come before this meeting. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters do properly come before the meeting. Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to insure that you will be represented at this important meeting.

    THE COMPANY WILL PROVIDE, WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 2000. WRITTEN REQUESTS SHOULD BE MAILED TO THE SECRETARY, INFOCUS CORPORATION, 27700B SW PARKWAY AVENUE, WILSONVILLE, OREGON 97070.

By Order of the Board of Directors:
John V. Harker Co-Chairman of the Board and Chief Executive Officer

Dated: March 19, 2001

APPENDIX A

AUDIT COMMITTEE CHARTER
JANUARY 2000

I. Overall Purpose

    The primary purpose of the Audit Committee is to assist the Board of Directors in achieving its oversight responsibilities in the following areas:

  •
  Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

  •
  Overseeing that management has established and maintained processes to assure that an adequate system of internal control over key business risks is functioning within the Company;

  •
  Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policies.

II. Composition

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

    The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and will serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. Meetings

    The Committee shall meet at least quarterly, prior to the Company's release of earnings for the preceding quarter. In addition to the Committee members, Company management and the independent accountants will attend these quarterly meetings. The agenda for the quarterly meetings shall include, at a minimum, a review of the Company's financial results and an executive session with the independent accountants. The Committee will include other agenda topics, which, in its opinion, are necessary to executing its responsibilities under this charter. The Committee may meet more frequently as circumstances dictate.

IV. Activities

    In fulfilling its overall purpose, the audit committee shall annually schedule and carry out the following activities. The five broad areas of activities include:

  •
  General

  •
  Reporting

  •
  Independent Accountants

  •
  Key Risks and Controls

  •
  Ethical and Legal Standards

Area: General

1.
Determine that each Committee member is independent and free from any relationships that would interfere with the exercise of his or her judgment as a member of the Committee. Definition of independence would exclude directors who:

•
Have been employed by the corporation during the past three years,

•
Accept compensation in excess of $60,000 from the Company, or any of its affiliates during the previous fiscal year other than for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation,

•
Are members of the immediate family of any executive officer employed during the past three years,

•
Are executives of other corporations where any of the corporations executives serves on the compensation committee

•
Is a partner in, a controlling shareholder or executive officer of any for-profit business organization to which the corporation made or received payments in any of the past three years that exceed 5% of the company's or business organizations consolidated gross revenues for that year, or $200,000, whichever is greater. Payments resulting solely from investments in the company's securities need not be considered for this purpose.

2.
Determine that all Committee members are "financially literate" and at least one member has financial management experience, as defined by the full board.

3.
Review and update this Charter periodically, at least annually, as conditions dictate. Full board approval is required for adoption and significant changes to the charter.

4.
Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each meeting with the full Board of Directors.

5.
The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

Area: Reporting

1.
Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

2.
Review with management and the Company's independent public accountants the applicability and impact of any new pronouncements issued by FASB or other applicable regulatory agencies.

3.
Disclose in the annual proxy statement whether the Committee has satisfied its responsibilities in compliance with this charter. Specifically, the report would require audit committees to state that they have reviewed and discussed the financial statements with management, discussed the items required by SAS 61 (including the quality of reporting) with independent auditors, and indicate that the audit committee has received the written report from auditors required by ISB 1 regarding auditors' independence. Finally, the report would require audit committee's to recommend to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for filing with the Commission.

4.
Publish the written charter in the annual report at least every three years or in the next proxy statement after a significant amendment.

5.
Meet with (telephonic or in person) financial management and the independent accountants following the completion of the independent accountants SAS #71 interim financial review and prior to the form 10Q filing/release of earnings.

Area: Independent Accountants

1.
Review and approve the selection of the independent accountants. It should be clear to the independent accountants that they are ultimately accountable to the board of directors and the audit committee as representatives of the shareholders

2.
Review with the independent accountants the scope of their examinations of the books and records of the Company and its subsidiaries and direct the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

3.
On an annual basis, receive a formal written statement from the independent auditors as to all significant relationships the accountants have with the Company to determine the accountants' independence.

4.
Review with management and the independent auditor their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

5.
Review with management and the independent accountants at the completion of their audit:

•
The existence of any fraud or illegal acts that the auditor may have become aware of;

•
Any significant deficiencies in the design or operation of internal controls noted during the audit;

•
Selection of and changes in significant accounting policies or their application;

•
Process used by management in making significant accounting judgments or estimates

•
Significant audit adjustments

•
Review by the auditors of other information in the audited financial statements.

•
Disagreements with management

•
Consultation, if any, with other auditors on significant accounting matters

•
Serious difficulties encountered during the audit

6.
Consider recommendations from the independent accountants and internal auditors regarding internal controls, information technology controls and security and other matters relating to the Company and its subsidiaries and reviewing the correction of controls or processes deemed to be needing improvement.

7.
Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

Area: Key Risks and Controls

1.
Inquire of management, the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks.

2.
Review accounting and financial human resources and succession planning.

Area: Ethical and Legal Standards

1.
Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

2.
Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

3.
Review and approve updates periodically to the Corporations Code of Conduct and ensure that management has established a system to enforce this Code.

4.
Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

PROXY

INFOCUS CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 18, 2001

The undersigned hereby names, constitutes and appoints John V. Harker and E. Scott Hildebrandt, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of InFocus Corporation (the "Company") to be held at 1:00 p.m. on Wednesday, April 18, 2001, and at any adjournment thereof, and to vote all the shares of Common Stock held of record in the name of the undersigned on February 28, 2001, with all the powers that the undersigned would possess if he were personally present.

(Continued and to be signed on the reverse side)

/*\ FOLD AND DETACH HERE /*\

Please mark your votes as indicated in this example	/x/
		FOR all nominees listed below.	WITHHOLD AUTHORITY to vote for all nominees listed below.			FOR	AGAINST	ABSTAIN
1.	PROPOSAL 1 - Election of Directors	/ /	/ /	2.	PROPOSAL 2 - To ratify the appointment of Arthur Andersen LLP as the Company's independent accountants for the year ending December 31, 2001.	/ /	/ /	/ /
To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

Peter D. Behrendt Michael R. Hallman Nobuo Mii	Ole J. Fredriksen John V. Harker	Einar J. Greve Svein S. Jacobsen	3.	Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. Management is not presently aware of any such matters to be presented for action at the meeting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED ABOVE.

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE BELOW ITEMS, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

Signature(s)	Dated	, 2001

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
I do / / do not / / plan to attend the meeting. (Please check)

/*\ FOLD AND DETACH HERE /*\

   The shareholder signed above reserves the right to revoke this Proxy at any time prior to its exercise by written notice delivered to the Company's Secretary at the Company's corporate offices at 27700B S.W. Parkway Avenue, Wilsonville, Oregon 97070, prior to the Annual Meeting. The power of the Proxy holders shall also be suspended if the shareholder signed above appears at the Annual Meeting and elects in writing to vote in person.

QuickLinks

PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS To Be Held On April 18, 2001
ELECTION OF DIRECTORS (PROPOSAL NO. 1)
SELECTION OF INDEPENDENT ACCOUNTANTS (PROPOSAL NO. 2)
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS
TRANSACTION OF OTHER BUSINESS